                                                                   Exhibit 10.75



                                    AMENDMENT

     AMENDMENT, dated as of June 26, 2002 (this "Amendment"), under (i) the Guarantee (the "2000B Guarantee") and the Credit Agreement (the "2000B Credit Agreement"), as defined in the Participation Agreement, dated as of October 27, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc., "HCC"), Hanover Equipment Trust 2000B, (the "2000B Lessor"), Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, the lenders parties thereto (the "2000B Lenders") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as the administrative agent for the 2000B Lenders (the "Administrative Agent"), (ii) the Guarantee (the "2000A Guarantee") and the Credit Agreement (the "2000A Credit Agreement"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among HCC, Hanover Equipment Trust 2000A (the "2000A Lessor"), First Union National Bank and Scotiabanc Inc., as investors, the lenders parties thereto (the "2000A Lenders") and the Administrative Agent, as agent for the 2000A Lenders, (iii) the Guarantee (the "1999 Guarantee") and the Credit Agreement (the "1999 Credit Agreement"), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among HCC, Hanover Equipment Trust 1999A (the "1999 Lessor"), Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the lenders parties thereto (the "1999 Lenders") and the Administrative Agent, as agent for the 1999 Lenders, and (iv) the Credit Agreement (as the same may have been, amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), dated as of December 15, 1997, as amended and restated on December 3, 2001, among Hanover Compressor Company ("Holdings"), HCC, the Administrative Agent and the lenders parties thereto (the "Senior Credit Lenders"). The 2000B Participation Agreement, the 2000A Participation Agreement and the 1999 Participation Agreement are collectively hereinafter referred to as the "Participation Agreements". The 2000B Guarantee, the 2000A Guarantee and the 1999 Guarantee are collectively hereinafter referred to as the "Synthetic Guarantees", and the 2000B Credit Agreement, the 2000A Credit Agreement and the 1999 Credit Agreement are collectively referred to herein as the "Synthetic Credit Agreements".

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Holdings and HCC have requested that the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement amend certain of the provisions of each of the Synthetic Guarantees and the Senior Credit Agreement; and

     WHEREAS, the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, and terms defined in any of the Participation Agreements, the Synthetic Guarantees and the Senior Credit Agreement and not defined herein are used herein as therein defined.

     II. Amendments to the Senior Credit Agreement, the Synthetic Guarantees and Annex A of the Participation Agreements.

     Amendments to Subsection 1.1 of the Senior Credit Agreement and Annex A of the Participation Agreements. (a) Subsection 1.1 of the Senior Credit Agreement and Annex A of each of the Participation Agreements is hereby amended by adding the following defined terms in proper alphabetical order:

               "Amendment Effective Date": June 21, 2002.

               "Holdings Subordinated Notes": subordinated notes to be offered and issued by Holdings in an aggregate principal amount not to exceed $300,000,000 on terms and conditions then customary for high-yield subordinated debt securities issued in a public offering or a Rule 144A offering (as reasonably determined by the Administrative Agent) and having subordination terms customary for high-yield subordinated debt securities (as reasonably determined by the Administrative Agent).

               "Non-Recourse Indebtedness": (i) Indebtedness of Unrestricted Subsidiaries or Unqualified Subsidiaries (a) as to which neither Holdings nor any of its Qualified Subsidiaries (x) provides any guarantee or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness), or (y) is directly or indirectly liable (as guarantor or otherwise) and (b) the explicit terms of which provide that there is no recourse against any of the assets of Holdings or its Qualified Subsidiaries (other than the Capital Stock of an Unqualified Subsidiary) or that recourse is limited to assets which do not include the assets of Holdings or its Qualified Subsidiaries (other than the Capital Stock of an Unqualified Subsidiary) or (ii) Indebtedness of Unrestricted Subsidiaries or Unqualified Subsidiaries incurred solely to finance the acquisition or construction of specific property that is acquired after the Amendment Effective Date provided that payment of such Indebtedness is expressly stated to be recourse solely to such specified property and the proceeds thereof and such Indebtedness is incurred contemporaneously with the acquisition or construction of such property.

               "Tranche B Balance Sheet Loans": any Obligations of Holdings and its Subsidiaries under the Equipment Lease Tranche B Loans or the Investor Contributions (as defined in each of the Participation Agreements) that are required to be reflected as Indebtedness on the consolidated balance sheet of Holdings.

               "Pigap II Contingent Obligation": the obligation to make a payment pursuant to Section 1.2(a)(ii) of that certain Purchase Agreement entered into as of June 28, 2001 among Schlumberger Technology Corporation, Camco International, Inc., Schlumberger Oilfield Holdings, Ltd., Holdings and HCC, as amended, restated, supplemented or otherwise modified from time to time.

     (b) Section 1.1 of the Senior Credit Agreement is hereby amended by adding the following defined term in proper alphabetical order:

          "Equipment Lease Refinancing": as defined in subsection 8.2(o).

     (c) Annex A of each of the Participation Agreements is hereby amended by adding the following defined term in proper alphabetical order:

          "Equipment Lease Refinancing": as defined in subsection 11.2(o).

     (d) Subsection 1.1 of the Senior Credit Agreement and Subsection 1(b) of each of the Synthetic Guarantees is hereby amended by deleting therefrom the definitions of the following defined terms and substituting in place thereof the following new definitions:

               "Consolidated Senior Indebtedness": at a particular date, as to any Person, Consolidated Indebtedness of such Person and its Subsidiaries other than (i) subordinated guarantees of the 2001A Equipment Lease Securities, (ii) the subordinated guarantee of the 2001B Equipment Lease Securities, (iii) any convertible notes of Holdings, (iv) the TIDES Debentures (and any subordinated debt securities issued in connection with a structured equity financing similar to the TIDES), (v) the Holdings Subordinated Notes, (vi) the Seller Note and (vii) any unsecured subordinated debt or any subordinated guarantees not included in clauses (i)-(vi) above and otherwise permitted herein.

     (e) Subsection 1.1 of the Senior Credit Agreement and Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definitions of the following defined terms and substituting in place thereof the following new definitions:

               "Consolidated EBITDA": for any period, with respect to any Person, the sum of, without duplication, (a) Consolidated Earnings Before Interest and Taxes for such Person for such period plus (b) all amounts attributable to depreciation and amortization, determined in accordance with GAAP (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (c) all amounts classified as extraordinary charges for such period (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (d) cash dividends received by Holdings or any Restricted Subsidiary from any Joint Venture or from any Unrestricted Subsidiary or Unqualified Subsidiary that has any Non-Recourse Indebtedness outstanding (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (e) any non-recurring non-cash expenses or losses (including, non-cash currency charges) (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period), and minus (a) any increase in Consolidated Earnings Before Interest and Taxes to the extent that such increase is a result of the actions underlying the charges referred to in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Earnings Before Interest and Taxes, all as determined on a consolidated basis and (b) all amounts classified as extraordinary income for such period (to the extent such amounts have been included in determining Consolidated Earnings Before Interest and Taxes for such period); provided that, if during such period such Person shall have made a Material Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such Material Acquisition as if such Material Acquisition had occurred on the first day of such period; provided further that, the foregoing proviso shall have effect only if the Agent has been furnished with unaudited, or, if available, audited, consolidated financial statements of the acquired property for such period, such financial statements to include the balance sheet and statements of income and cash flows reflecting the historical performance of the acquired property for such period to the extent applicable. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (a) constitutes assets or constitutes all or substantially all of the equity interests of a Person and (b) involves the payment of consideration of at least $15,000,000. In calculating Consolidated EBITDA, the financial performance of Joint Ventures, Unrestricted Subsidiaries and Unqualified Subsidiaries that have any Non-Recourse Indebtedness outstanding shall be disregarded except as provided in clause (d) above.

               "Consolidated Interest Expense": for any period, with respect to any Person, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including, without limitation, imputed interest included in Financing Lease payments) on a consolidated income statement of such Person and its Subsidiaries for such period, plus, to the extent not so included, payments by such Person and its Subsidiaries under the Equipment Leases attributable to (i) interest payments under the Equipment Lease Tranche A Loans and Equipment Lease Tranche B Loans and (ii) the yield to the Investors in connection with the Equipment Lease Transactions and minus, for purposes of calculating the ratio in Section 8.1(e) only, payment in kind of interest on the Seller Note and the Pigap II Contingent Obligation.

     (f) Subsection 1.1 of the Senior Credit Agreement is hereby amended by deleting therefrom the definition of "Consolidated Indebtedness" and substituting in place thereof the following new definition:

               "Consolidated Indebtedness": at a particular date, as to any Person, the sum of (without duplication) (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding (i) Indebtedness in respect of Financing Leases, (ii) the Seller Note plus the principal amount of any additional notes issued in payment of interest thereon and (iii) for purposes of subsections 8.1(a), (c), (d) and (f) only, Non-Recourse Indebtedness and the Tranche B Balance Sheet Loans plus
          (b) (i) Guarantee Obligations of Holdings and its Subsidiaries in respect of Indebtedness (other than in respect of the Tranche B Balance Sheet Loans), (ii) the Equipment Lease Tranche A Loans, (iii) the Tranche A Portion of the 2001A Equipment Lease Transaction and
          (iv) the Tranche A Portion of the 2001B Equipment Lease Transaction.

     (g) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the definition of "Consolidated Indebtedness" and substituting in place thereof the following new definition:

               "Consolidated Indebtedness": at a particular date, as to any Person, the sum of (without duplication) (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding (i) Indebtedness in respect of Financing Leases, (ii) the Seller Note plus the principal amount of any additional notes issued in payment of interest thereon and (iii) for purposes of subsections 11.1(a), (c), (d) and (f) only, Non-Recourse Indebtedness and the Tranche B Balance Sheet Loans plus
          (b) (i) Guarantee Obligations of Holdings and its Subsidiaries in respect of Indebtedness (other than in respect of the Tranche B Balance Sheet Loans), (ii) the Equipment Lease Tranche A Loans, (iii) the Tranche A Portion of the 2001A Equipment Lease Transaction and
          (iv) the Tranche A Portion of the 2001B Equipment Lease Transaction.

     Amendment to Section 5.18 of the Senior Credit Agreement. Section 5.18 of the Senior Credit Agreement is hereby amended by adding the following at the end thereof:

               From and after the date the Holdings Subordinated Notes are issued (x) the obligations of Holdings under the Holdings Guarantee will constitute "Senior Indebtedness" or "Senior Debt" under the Holdings Subordinated Notes and (y) with respect to each Subsidiary, if any, which has guaranteed the Holdings Subordinated Notes, the obligations of each Subsidiary under the Guarantees will constitute "Guarantor Senior Indebtedness" under the Holdings Subordinated Notes.

     Amendments to Subsection 8.1 of the Senior Credit Agreement and Subsection
11.1 of each of the Synthetic Guarantees. (a) Subsection 8.1 of the Senior Credit Agreement is hereby amended by deleting Subsection 8.1(d) in its entirety and inserting the following new paragraph in lieu thereof:

               (d) Consolidated Indebtedness to Consolidated EBITDA. Permit the ratio of Consolidated Indebtedness to Consolidated EBITDA of Holdings for the four consecutive fiscal quarters of Holdings most recently ended ("Consolidated Leverage Ratio") to be greater than 5.0 to 1.0 for the fiscal quarter ending June 30, 2002, 4.75 to 1.0 for the fiscal quarter ending September 30, 2002 and 4.5 to 1.0 thereafter; provided that for purposes of calculating the numerator of the foregoing ratio, Consolidated Indebtedness of Holdings shall exclude seventy percent (70%) of the Indebtedness in respect of the TIDES Debentures.

     (b) Subsection 11.1 of each of the Synthetic Guarantees is hereby amended by deleting Subsection 11.1(d) in its entirety and inserting the following new paragraph in lieu thereof:

               (d) Consolidated Indebtedness to Consolidated EBITDA. Permit the ratio of Consolidated Indebtedness to Consolidated EBITDA of Holdings for the four consecutive fiscal quarters of Holdings most recently ended ("Consolidated Leverage Ratio") to be greater than 5.0 to 1.0 for the fiscal quarter ending June 30, 2002, 4.75 to 1.0 for the fiscal quarter ending September 30, 2002 and 4.5 to 1.0 thereafter; provided that for purposes of calculating the numerator of the foregoing ratio, Consolidated Indebtedness of Holdings shall exclude seventy percent (70%) of the Indebtedness in respect of the TIDES Debentures.

     Amendments to Subsection 8.2 of the Senior Credit Agreement and Subsection
11.2 of each of the Synthetic Guarantees. (a) Subsection 8.2 of the Senior Credit Agreement is hereby amended by deleting paragraph (g) in its entirety and inserting the following new paragraph in lieu thereof:

               (g) Non-Recourse Indebtedness in an aggregate amount not to exceed $200,000,000 at any time;

     (b) Subsection 8.2 of the Senior Credit Agreement is hereby amended by deleting the word "and" from the end of paragraph (m), deleting paragraph (n) in its entirety and inserting the following new paragraphs:

               (n) Indebtedness of Holdings evidenced by the Holdings Subordinated Notes in an aggregate principal amount not to exceed $300,000,000;

               (o) Indebtedness of Holdings or HCC in an aggregate principal amount not to exceed the amount required to repurchase the Equipment subject to an Equipment Lease (described in clause (i), (ii) or (iii) of the definition thereof) pursuant to the purchase option set forth in Section 20 of such Equipment Lease, provided that the proceeds of such Indebtedness are used solely to purchase such Equipment pursuant to such purchase option (the "Equipment Lease Refinancing"); and

               (p) unsecured Indebtedness not otherwise permitted by clauses
          (a)-(o) above not exceeding $125,000,000 in the aggregate at any time outstanding.

     (c) Subsection 11.2 of each of the Synthetic Guarantees is hereby amended by deleting paragraph (g) in its entirety and inserting the following new paragraph in lieu thereof:

               (g) Non-Recourse Indebtedness in an aggregate amount not to exceed $200,000,000 at any time;

     (d) Subsection 11.2 of each of the Synthetic Guarantees is hereby amended by deleting the word "and" from the end of paragraph (m), deleting paragraph (n) in its entirety and inserting the following new paragraphs:

               (n) Indebtedness of Holdings evidenced by the Holdings Subordinated Notes in an aggregate principal amount not to exceed $300,000,000;


               (o) Indebtedness of Holdings or HCC in an aggregate principal amount not to exceed the amount required to repurchase the Equipment subject to an Equipment Lease (described in clause (i), (ii) or (iii) of the definition thereof) pursuant to the purchase option set forth in Section 20 of such Equipment Lease, provided that the proceeds of such Indebtedness are used solely to purchase such Equipment pursuant to such purchase option (the "Equipment Lease Refinancing"); and

               (p) unsecured Indebtedness not otherwise permitted by clauses
          (a)-(o) above not exceeding $125,000,000 in the aggregate at any time outstanding.

     Amendments to Subsection 8.4 of the Senior Credit Agreement and Subsection
11.4 of each of the Synthetic Guarantees. Subsection 8.4 of the Senior Credit Agreement and subsection 11.4 of each of the Synthetic Guarantees are hereby amended by (x) deleting the word "and" from the end of paragraph (h), (y) deleting the period from the end of paragraph (i) and inserting the a ";" in lieu thereof and (z) inserting the following new paragraphs:

               (j) Guarantee Obligations of Subsidiaries of Holdings in respect of the Holdings Subordinated Notes to the extent such Subsidiaries are then acting as Guarantors under the Credit Documents provided that such Guarantee Obligations are subordinated to such Subsidiaries' obligations under the Credit Documents on terms customary for high-yield subordinated debt securities as reasonably determined by the Administrative Agent; and

               (k) Guarantee Obligations of Holdings and any of its Subsidiaries arising pursuant to the Equipment Lease Refinancing.

     Amendments to Subsection 8.8 of the Senior Credit Agreement and Subsection
11.8 of each of the Synthetic Guarantees. Subsection 8.8 of the Senior Credit Agreement and Subsection 11.8 of each of the Synthetic Guarantees are hereby amended by inserting the phrase "or the Holdings Subordinated Notes" immediately after the phrase "New Convertible Notes" in clause (viii) thereof.

     Amendments to Subsection 8.11 of the Senior Credit Agreement and Subsection
11.11 of each of the Synthetic Guarantees. Subsection 8.11 of the Senior Credit Agreement and Subsection 11.11 of each of the Synthetic Guarantees are hereby amended by (x) inserting the phrase "the Holdings Subordinated Notes (other than scheduled cash interest payments, subject to the subordination provisions thereof)," immediately after the phrase "New Convertible Notes (other than scheduled cash interest payments)," in clause (i) thereof and (y) adding the following at the end of the first sentence thereof:

          to Holdings and its Subsidiaries and if such amendment, modification or change does not affect any applicable subordination provisions and is not adverse to the Lenders.

     Amendment to Section 9 of the Senior Credit Agreement. Section 9 of the Senior Credit Agreement is hereby amended by adding at the end of paragraph (k) thereof the following:

          or a "change of control" (however denominated) shall occur under, or for purposes of, the Holdings Subordinated Notes;

          (l) the obligations of Holdings and its Subsidiaries, if any, under the Holdings Subordinated Notes (when issued), the Seller Note, the lease related to the 2001A Equipment Lease Transaction, the lease related to the 2001B Equipment Lease Transaction or any guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Guarantors under the Guarantees, as the case may be, as provided in the applicable documentation, or any Credit Party, Affiliate of a Credit Party, trustee or holders (representing at least 30% of any series of such subordinated obligations) shall so assert in writing);

     Effectiveness. This Amendment shall become effective (the "Effective Date") upon fulfillment of the following conditions precedent: (a) Holdings and HCC shall have delivered to the Administrative Agent duly executed copies of this Amendment, (b) the Administrative Agent shall have received duly executed copies of this Amendment from the Required Lenders under each of the Senior Credit Agreement and the Synthetic Guarantees and (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

     Representations and Warranties. Holdings and HCC hereby represent and warrant that the representations and warranties contained in each of the Senior Credit

Agreement, the Loan Documents and the Operative Agreements (as defined in each of the Synthetic Guarantees) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

     Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Senior Credit Agreement, the Loan Documents or the Operative Agreements not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000B Lessor, the 2000A Lessor or the 1999 Lessor that would require a waiver or consent of the Administrative Agent and/or the 2000B Lenders, the 2000A Lenders or the 1999 Lenders. Except as expressly amended hereby, the provisions of each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements are and shall remain in full force and effect.

     Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Expenses. Holdings and HCC agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   HANOVER COMPRESSOR COMPANY



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HANOVER COMPRESSION LIMITED PARTNERSHIP



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   JPMORGAN CHASE BANK, as Administrative Agent

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   HANOVER COMPRESSOR COMPANY
                                   AMENDMENT DATED AS OF JUNE   , 2002


                                       -----------------------------------------
                                                       [LENDER]

                                   By:
                                       -----------------------------------------
                                       Title: